HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse, Will Mabry, and Stephanie Vitiello (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of the Trusts the registration statement of the Trusts and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 8th day of June 2021.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Stephanie Vitiello
Stephanie Vitiello
Secretary

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse, Will Mabry, and Stephanie Vitiello (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of the Trusts the registration statement of the Trusts and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 8th day of June 2021.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Stephanie Vitiello
Stephanie Vitiello
Secretary

TRUSTEE:

/s/ John Honis
John Honis

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse, Will Mabry, and Stephanie Vitiello (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of the Trusts the registration statement of the Trusts and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 8th day of June 2021.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Stephanie Vitiello
Stephanie Vitiello
Secretary

TRUSTEE:

/s/ Ethan Powell
Ethan Powell

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse, Will Mabry, and Stephanie Vitiello (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of the Trusts the registration statement of the Trusts and any and all amendments and supplements to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 8th day of June 2021.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Stephanie Vitiello
Stephanie Vitiello
Secretary

TRUSTEE:

/s/ Bryan Ward
Bryan Ward